UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

Gobi Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40548	98-1594224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

33/F, Three Pacific Place 1 Queen's Road East Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

852 2918 0088

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	GOBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2021, Gobi Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $1,000,000 to PAG Investment, LLC (the “Sponsor”). The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination (a “Business Combination”). If the Company does not complete a Business Combination, the Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, into private placement shares (as defined in that certain Private Placement Shares Purchase Agreement, dated June 28, 2021, by and between the Company and PAG Investment, LLC), at a price of $10.00 per private placement share. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 8.01. Other Events

As previously reported, on July 1, 2021, Gobi Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 25,000,000 Class A ordinary shares (the “Public Shares”).

On July 14, 2021, the Company consummated the closing (the “Over-Allotment Closing”) of its sale of an additional 542,537 Shares pursuant to the partial exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). The Shares were sold at an offering price of $10.00 per Share, generating gross proceeds of $5,425,370. Simultaneously with the partial exercise of the Over-Allotment Option, the Company sold an additional 10,851 private placement warrants to its sponsor, PAG Investment, LLC, generating gross proceeds to the Company of $108,510.00. Following the Over-Allotment Closing, an aggregate amount of $5,425,372.60 has been placed in the Company’s trust account established in connection with the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Promissory Note, dated July 19, 2021, issued by Gobi Acquisition Corp. to PAG Investment, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2021

Gobi Acquisition Corp.

/s/ Jack Li
Name:	Jack Li
Title:	Chief Executive Officer, Chief Financial Officer and Director